File Nos. 33-23512, 811-5629
                                               Filed under Rule 497(e)


                          THE GCG TRUST

                      PROSPECTUS SUPPLEMENT

                       FEBRUARY 22, 1999

                            TO THE

   PROSPECTUS DATED MAY 1, 1998, AS SUPPLEMENTED JUNE 8, 1998,
      JUNE 24, 1998 AND JANUARY 6, 1999 FOR THE GCG TRUST

     Several changes are taking place for certain Series and The GCG Trust. These changes are listed below:

                      GROWTH & INCOME SERIES

     The Board of Trustees (the "Board" or the "Trustees") of The GCG Trust (the "Trust"), at a meeting on February 16, 1999, approved a new portfolio management agreement on behalf of the Growth & Income Series of the Trust. The parties to this agreement (the "Alliance Agreement") are the Trust, Directed Services, Inc. ("DSI") and Alliance Capital Management L.P. ("Alliance"). With the approval of the Alliance Agreement, the Board appointed Alliance as Portfolio Manager to the Growth & Income Series to become effective no later than March 1, 1999. The portfolio management agreement currently in place regarding the Growth & Income Series (the "current agreement") will terminate upon either the closing of a sales transaction involving the current Portfolio Manager, Robertson, Stephens & Company Investment Management, L.P. ("Robertson, Stephens"), or upon the close of business on February 26, 1999, whichever occurs first.

     The Alliance Agreement approved by the Trustees is substantially similar to the current agreement, except the compensation to be paid to the new Portfolio Manager will be calculated using a different schedule of compensation, resulting in overall lower fees. This fee reduction will have no impact on the total expenses borne by the Series. Under the Alliance Agreement, DSI (and not the Trust) will pay to Alliance a monthly fee based on the average daily net assets in the Series at the following annual rates:

               0.75% on the first $10 million of assets;
               0.625% on the next $10 million of assets;
               0.50% on the next $20 million of assets;
               0.375% on the next $20 million of assets; and 0.25% on any additional assets.

     Additionally, the Board of Trustees voted to submit the Alliance Agreement to the shareholders of the Growth & Income Series of the Trust for their approval.

ALLIANCE CAPITAL MANAGEMENT L.P.

     Alliance Capital Management L.P., with offices at 1345 Avenue of the Americas, New York, New York 10105, was formed in 1987 as a Delaware limited partnership. Alliance Capital Management Corporation, an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. Alliance is a professional

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
investment management firm that provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual investors, trust and estates, and other investment companies. As of December 31, 1998, Alliance managed approximately $286.7 billion of assets.

     Kevin J. O'Brien, Senior Vice President, will be responsible for the day-to-day management of the Growth & Income Series. Mr. O'Brien manages mid-cap growth portfolios and a number of separate pension and pooled accounts. Mr. O'Brien joined Alliance in 1988.

                     VALUE + GROWTH SERIES

     The Trustees, at a meeting on February 16, 1999, also approved a new portfolio management agreement on behalf of the Value + Growth Series of the Trust. The parties to this agreement (the "Janus Agreement") are the Trust, DSI and Janus Capital Corporation ("Janus"). With the approval of the Janus Agreement, the Board appointed Janus as Portfolio Manager to the Value + Growth Series to become effective no later than March 1, 1999. The portfolio management agreement currently in place regarding the Value + Growth Series (the "current agreement") will terminate upon either the closing of a sales transaction involving the current Portfolio Manager, Robertson, Stephens, or upon the close of business on February 26, 1999, whichever occurs first.

     The Janus Agreement approved by the Trustees is substantially similar to the current agreement, except the compensation to be paid to the new Portfolio Manager will be calculated using a different schedule of compensation, resulting in overall lower fees. This fee reduction will have no impact on the total expenses borne by the Series. Under the Janus Agreement, DSI (and not the Trust) will pay to Janus a monthly fee based on the average daily net assets in the Series at the following annual rates:

               0.55% on the first $100 million of assets;
               0.50% on the next $400 million of assets;
               0.45% on any additional assets.

     Additionally, the Board of Trustees voted to submit the Janus Agreement to the shareholders of the Value + Growth Series of the Trust for their approval.

CHANGES IN THE INVESTMENT MANAGEMENT STRATEGY OF THE VALUE + GROWTH SERIES

     The Board also approved certain changes in the investment policies and procedures to enable Janus to manage the Series in the style they have requested. These changes which are described below will become effective with Janus Agreement. In support of the changes in the investment management strategy, the Board also approved a change in name of the Series to the "Growth Series" to become effective with the other changes.

     The investment style to be implemented by the Portfolio Manager requires a change from a value style to a growth style as evidenced by the following language that will replace the current description of the Series investment strategy:

          "The Portfolio Manager generally takes a "bottom up" approach of selecting companies. In other words they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar

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
     selection criteria. Realization of income is not a significant consideration when choosing investments for the Series. Income realized on the Series' investments will be incidental to its objective."

JANUS CAPITAL CORPORATION

     Janus Capital Corporation, with offices at 100 Fillmore Street, Denver, Colorado 80206-4928, was founded as a Colorado corporation in 1978. The majority stockholder of Janus is Kansas City Southern Industries, a holding company with diverse interest in transportation and financial services. Janus is a professional investment management firm that provides advisory services to separately managed accounts and investment companies. As of December 31, 1998, Janus managed approximately $108 billion of assets.

     Warren B. Lammert, Executive Vice President of Janus, will be responsible for the day-to-day management of the Growth Series. Mr. Lammert joined Janus in 1987.

MULTIPLE ALLOCATION SERIES

     The Trustees of the Trust, at a meeting on February 16, 1999, also approved a new portfolio management agreement on behalf of the Multiple Allocation Series of the Trust. The parties to this agreement (the "T. Rowe Price Agreement") are the Trust, DSI and T. Rowe Price Associates, Inc. ("T. Rowe Price"). With the approval of the T. Rowe Price Agreement, the Board appointed T. Rowe Price as Portfolio Manager to the Multiple Allocation Series to become effective no later than March 1, 1999. The portfolio management agreement currently in place regarding the Multiple Allocation Series (the "current agreement") will terminate upon either the closing of a sales transaction involving the current Portfolio Manager, Zweig Advisors Inc. ("Zweig"), or upon the close of business on February 26, 1999, whichever occurs first.

     The T. Rowe Price Agreement approved by the Trustees is substantially similar to the current agreement, except the compensation to be paid to the new Portfolio Manager will be calculated using a different rate of compensation, resulting in overall lower fees. This fee reduction will have no impact on the total expenses borne by the Series. Under the T. Rowe Price Agreement, DSI (and not the Trust) will pay to T. Rowe Price a monthly fee based on an annual rate of 0.40% on average daily net assets in the Series.

     Additionally, the Board voted to submit the T. Rowe Price Agreement to the shareholders of the Multiple Allocation Series of the Trust for their approval.

CHANGES IN THE INVESTMENT MANAGEMENT STRATEGY OF THE MULTIPLE ALLOCATION SERIES

     The Board also approved certain changes in the investment objectives, policies and procedures to enable T. Rowe Price to manage the Series in the style they have requested. These changes which are described below will become effective with the T. Rowe Price Agreement. In support of the changes in the investment management strategy, the Board also approved a change in name of the Series to the "Equity Income Series" to become effective with the other changes.

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
The Board also voted to submit the following replacement of the investment objective to the shareholders of the Equity Income Series of the Trust for their approval. This objective would be effective upon shareholder approval.

          "The investment objective of the Equity Income Series is to provide substantial dividend income as well as long term growth of capital. The Series seeks to achieve this objective through investment in common stocks of established companies."

The investment style to be implemented by the Portfolio Manager is changing as evidenced by the following language that will replace the current description of the Series investment strategy:

          "The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

          The Series will normally invest at least 65% of its total assets in common stocks of well-established companies paying above-average dividends. The Series may also invest in U.S. Government securities, including mortgage- and asset-backed securities, and investment grade debt securities of domestic and foreign issuers (generally those rated Baa or better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings Group. If, however, the Portfolio Manager believes that the stock market investment environment is uncertain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments."

          In selecting common stock investments, the Portfolio
     Manager generally looks for companies with the following:

     --An established operating history.

     --Above average dividend yield relative to the S&P
       500.

     --Low price/earnings ratio relative to the S&P 500.

     --A sound balance sheet and other positive financial characteristics.

     --Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe Price Associates, Inc., with offices at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by Thomas Rowe Price, Jr. T. Rowe Price is a professional investment management firm that provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual investors, trust and estates, and other investment companies. As of December 31, 1998, T. Rowe Price managed approximately $147.8 billion of assets.

     With respect to its investment management of the Equity Income Series, the Portfolio Manager has an Investment Advisory Committee composed of the following members: Brian C.

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
Rogers, Chairman; Arthur B.
Cecil, III; Charles A. Morris; Charles M. Ober and Richard P. Howard. Mr. Rogers, Director of T. Rowe Price, has day-to-day responsibility for managing the Equity Income Series and works with the Committee in developing and executing the Equity Income Series' investment program. Mr. Rogers joined T. Rowe Price in 1982.

STRATEGIC EQUITY SERIES

     The Trustees, at a meeting on February 16, 1999, also approved a new portfolio management agreement on behalf of the Strategic Equity Series of the Trust. The parties to this agreement (the "AIM Agreement") are the Trust, DSI and A I M Capital Management, Inc. ("AIM"). With the approval of the AIM Agreement, the Board appointed AIM as Portfolio Manager to the Strategic Equity Series to become effective no later than March 1, 1999. The portfolio management agreement currently in place regarding the Strategic Equity Series (the "current agreement") will terminate upon either the closing of a sales transaction involving the current Portfolio Manager, Zweig, or upon the close of business on February 26, 1999, whichever occurs first.

     The AIM Agreement approved by the Trustees is substantially similar to the current agreement, including the fees to be paid to the Portfolio Manager by DSI (not the Trust). Additionally, the Board of Trustees voted to submit the AIM Agreement to the shareholders of the Strategic Equity Series of the Trust for their approval.

CHANGES IN THE INVESTMENT MANAGEMENT STRATEGY OF THE STRATEGIC EQUITY SERIES

     The Board also approved certain changes in the investment policies and procedures to enable AIM to manage the Series in the style they have requested. These changes which are described below will become effective with the AIM Agreement.

     The investment style to be implemented by the Portfolio Manager is changing as evidenced by the following language that will replace the current description of the Series' investment strategy:

     "The Series seeks to increase shareholders' capital by investing principally in common stocks, with an emphasis on medium-sized and smaller emerging growth companies. The Portfolio Manager will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Series may fluctuate widely. Any income received from securities held by the Series will be incidental. The Series is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and
     (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

     The Series may invest in non-equity securities, such as money market instruments, corporate bonds or U.S. Government obligations during periods when, in the opinion of the Portfolio Manager, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light

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
     of a change in circumstances of a
     particular company or within a particular industry."

CAPITAL APPRECIATION SERIES

     The Trustees, at a meeting on February 16, 1999, also approved a new portfolio management agreement on behalf of the Capital Appreciation Series of the Trust. The parties to this agreement (the "AIM Agreement") are the Trust, DSI and AIM. With the approval of the AIM Agreement, the Board appointed AIM as Portfolio Manager to the Capital Appreciation Series to become effective on April 1, 1999. The portfolio management agreement currently in place with INVESCO (NY), Inc., an affiliate of AIM, regarding the Capital Appreciation Series (the "current agreement") will terminate upon the close of business on March 31, 1999.

     The AIM Agreement approved by the Trustees is substantially similar to the current agreement, including the fees to be paid to the Portfolio Manager by DSI (not the Trust).

     Additionally, the Board voted to submit the AIM Agreement to the shareholders of the Capital Appreciation Series of the Trust for their approval.

A I M CAPITAL MANAGEMENT, INC.

     A I M Capital Management, Inc. is a subsidiary of A I M Advisors, Inc., a registered investment advisor. A I M Advisors, Inc. is the investment manager of the AIM Family of Fundsr. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     As of December 31, 1998, AIM and A I M Advisors, Inc. managed or administered approximately $109 billion in assets. The business address of AIM is 11 Greenway Plaza, Suite 100, Houston, TX 77046.

     The Portfolio Manager uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Strategic Equity Series, all of whom are officers of the Portfolio Manager, are as follows: Robert M. Kippes, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1989; Charles D. Scavone, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc; David P. Barnard, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1982; and Kenneth A. Zschappel, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1990. The individual members of the team who are primarily responsible for the day-to-day management of the Capital Appreciation Series, all of whom are officers of the Portfolio Manager, are as follows: Joel E. Dobberpuhl, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1990; Robert A. Shelton, Portfolio Manager, who has been associated with AIM and/or its affiliates since 1995. Prior to 1995, he was a financial analyst for CS First Boston; and Evan G. Harrel, Senior Portfolio Manager, who has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President of Van Kampen American Asset Management, Inc. and a portfolio manager of various growth and equity funds.


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
          DEVELOPING WORLD SERIES AND HARD ASSET SERIES

     The Trustees, at a meeting on February 16, 1999, also approved a new portfolio management agreement on behalf of the Developing World Series and the Hard Assets Series of the Trust. The parties to this agreement (the "BIIL Agreement") are the Trust, DSI and Baring International Investment Limited ("BIIL"). With the approval of the BIIL Agreement, the Board appointed BIIL as Portfolio Manager to the Developing World Series and the Hard Assets Series to become effective on March 1, 1999. The portfolio management agreements currently in place with Montgomery Asset Management, LLC on behalf of the Developing World Series and with Van Eck Associate Corp. on behalf of the Hard Assets Series (the "current agreements") will terminate upon the close of business on February 26, 1999.

     The BIIL Agreement approved by the Trustees is substantially similar to each current agreement, including the fees to be paid to BIIL by DSI (not the Trust) on behalf of the Developing World Series; however, the compensation to be paid to the new Portfolio Manager for the Hard Asset Series will be calculated using a different schedule of compensation, resulting in overall lower fees. This fee reduction will have no impact on the total expenses borne by the Hard Asset Series Series. Under the BIIL Agreement, DSI (and not the Trust) will pay to BIIL a monthly fee based on an annual rate of 0.40% on average daily net assets in the Hard Assets Series.

     Additionally, the Board of Trustees voted to submit the BIIL
Agreement to the shareholders of the Developing World Series and Hard Asset Series of the Trust for their approval.

BARING INTERNATIONAL INVESTMENT LIMITED

     Baring International Investment Limited ("BIIL"), located at 155 Bishopsgate, London, England, is registered under the Investment Advisor's Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), also located at 155 Bishopsgate, London, England and registered in England and Wales. BAMHL is an affiliate of DSI and also a wholly owned subsidiary of ING. ING is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BIIL is currently the Portfolio Manager for Global Fixed Income Series.

     BAM provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. BAM's predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1998, BAM managed approximately $45.6 billion of assets.

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
     Matt Linsey, Investment Manager, will be responsible for the day-to-day management of the Developing World Series. Mr. Linsey has been an investment professional with BAM and its ING affiliates since 1994 and has 15 years of investment experience. He has been Deputy Head of the Emerging Markets Team since 1997. Mr. Linsey's prior experience includes ten years at Chase Manhattan Bank in London, New York, Hong
Kong and Madrid, where he managed, advised and marketed equity, fixed income and currency assets for private and institutional clients.

     Mark Latham, Investment Manager, will be responsible for the day-to-day management of the Hard Assets Series. Mr. Latham has been an investment professional with BAM since 1987 and has 17 years of investment experience. He established BAM's Global Resources Sector
Team in 1994 and has been Head of the Latin American Equity Team since 1994. Mr. Latham came to BAM from Chemical Bank.

                         LIQUID ASSET SERIES

     On February 16, 1999, the Board of Trustees approved the purchase of asset-backed securities by Liquid Assets Series up to 40% of its total net assets effective March 1, 1999. See "Description of Securities and Investment Techniques" in the Prospectus for a discussion of asset-backed securities.

                         FULLY MANAGED SERIES

     On February 16, 1999, the Board of Trustees also approved a reduction in the fees to be paid by DSI to T. Rowe Price on behalf of the Fully Managed Series. Effective May 1, 1999, the DSI (and not the Trust) will pay T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the first $250 million, and 0.40% over $250 million of average daily net assets of the Fully Managed Series.

                         REAL ESTATE SERIES

     On February 16, 1999, the Board of Trustees also approved a reduction in the fees to be paid by DSI to EII Realty Securities. Effective March 1, 1999, the DSI (and not the Trust) pays EII Realty Securities a monthly fee equal to an annual rate of 0.50% of the first $70 million, and 0.40% over $70 million of average daily net assets of the Real Estate Series.

                         CHANGE OF ADDRESS

     Effective March 19, 1999, the address of The GCG Trust and Directed Services, Inc., the Trust's Manager and Distributor, will be 1475
Dunwoody Drive, West Chester, PA 19380.

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